                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        ADVANCED MATERIALS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                         ADVANCED MATERIALS GROUP, INC.
                            20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                                                                   April 8, 1996

To Our Shareholders:

    You are cordially invited to attend the 1995 Annual Meeting of Shareholders of Advanced Materials Group, Inc. (the "Company") which will be held at 10:00 a.m. on May 8, 1996, at The ANA Hotel, 2401 M Street, N.W., Washington, D.C. 20037, in the Culpepper Room. All holders of the Company's outstanding Common Stock as of March 29, 1996 are entitled to vote at the Annual Meeting.

    Enclosed is a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions.

    We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,

                                          Steve F. Scott
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                          SECRETARY

                         ADVANCED MATERIALS GROUP, INC.
                            20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 1996

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Advanced Materials Group, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m. local time, on May 8, 1996 at The ANA Hotel, 2401 M Street, N.W., Washington, D.C. 20037, in the Culpepper Room (the "Annual Meeting") for the following purposes:

    1.  To elect five directors to the Board of Directors;

    2.  To reapprove the Company's 1993 Stock Option Plan; and

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on March 29, 1996, as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting and all adjourned meetings thereof.

                                          By Order of the Board of Directors

                                          Steve F. Scott
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                          SECRETARY

Dated: April 8, 1996

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                         ADVANCED MATERIALS GROUP, INC.
                            20211 SOUTH SUSANA ROAD
                       RANCHO DOMINGUEZ, CALIFORNIA 90221

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 1996

                            ------------------------

                                VOTING AND PROXY

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Materials Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on May 8, 1996, at The ANA Hotel, 2401 M Street, N.W., Washington, D.C. 20037, in the Culpepper Room (the "Annual Meeting") and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all directors and to approve the Company's 1993 Stock Option Plan. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in accordance with their best judgment. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Annual Meeting in person.

    At the close of business on March 29, 1996, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 10,450,316 shares of Common Stock, par value $.001 per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only shareholders of record at the close of business on March 29, 1996 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

    The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect directors, and the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the Company's 1993 Stock Option Plan. These matters are described in the following sections of this Proxy Statement. Abstentions and shares held by a broker in "street name" ("Broker Shares") that are not voted in the election of directors will not be included in determining the number of votes cast. Abstentions and Broker Shares that are voted as to any matter presented at the meeting, but not voted on any particular proposal will have the same effect as votes cast in opposition to such proposal. Broker Shares that are not voted on any matter presented at the meeting will not be included in determining the number of shares present or represented at the meeting.

    The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about April 8, 1996 to all shareholders entitled to vote at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the Common Stock beneficially owned as of March 29, 1996, (i) by each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of the Common Stock, (ii) by each of the Company's directors and nominees for director, and (iii) by all officers and directors as a group.

NAME AND ADDRESS                           NUMBER OF SHARES      PERCENTAGE OF
OF BENEFICIAL OWNER                       BENEFICIALLY OWNED   OUTSTANDING SHARES
----------------------------------------  ------------------   ------------------
Trilon Dominion Partners, L.L.C.             4,565,807(1)              40%
14120 Chepstow Road
Midlothian, VA 23113

Director/Nominees:

William J. Hopke                                30,000(2)              *
Trilon Dominion Partners
14120 Chepstow Road
Midlothian, VA 23113

Steve F. Scott                                 200,000(3)             1.9%
20211 South Susana Road
Rancho Dominguez, California 90221

Michael A. Ledeen                               70,000(4)              *
7312 Western Avenue
Chevy Chase, Maryland 20815

N. Price Paschall                              190,000(5)             1.8%
One Penn Plaza, Suite 2134
New York, New York 10119

Allan H. Meltzer                                31,000(6)              *
GSIA Carnegie-Mellon University
Schenley Park
Pittsburgh, Pennsylvania 15213

All officers and directors as a group (6       521,000(7)
  persons)                                                            4.8%

------------------------
*   Less than 1%.

(1) Includes 965,000 shares issuable upon the exercise of warrants held by Trilon Dominion Partners, L.L.C. (Trilon) which are presently exercisable or exercisable within 60 days of March 29, 1996.

(2) Comprised of 30,000 shares which Mr. Hopke has the right to acquire upon exercise of stock options presently exercisable or exercisable within 60 days of March 29, 1996.

(3) Comprised of 200,000 shares which Mr. Scott has the right to acquire upon exercise of stock options presently exercisable or exercisable within 60 days of March 29, 1996.

(4) Includes 10,000 shares which Mr. Ledeen owns jointly with his wife and 20,000 shares which Mr. Ledeen has the right to acquire upon exercise of stock options presently exercisable or exercisable within 60 days of March 29, 1996.

(5) Comprised of 190,000 shares which Mr. Paschall has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 29, 1996.

(6) Includes 30,000 shares which Mr. Meltzer has the right to acquire upon exercise of options presently exercisable or exercisable within 60 days of March 29, 1996.

(7) Includes an aggregate of 470,000 shares issuable upon exercise of stock options presently exercisable or exercisable within 60 days of March 29, 1996 held by such officers and directors. Does not include shares owned by Trilon; Mr. Hopke is Chief Operating Officer of Trilon.

CHANGE IN CONTROL

    In a transaction reported on a Schedule 13D filed with the Securities and Exchange Commission ("SEC") by Dominion Resources, Inc. ("Dominion Resources"), Dominion Capital, Inc. ("Dominion Capital"), VC Holdings, Inc. and Ronald W. Cantwell dated June 30, 1995, Dominion Capital contributed its ownership of Common Stock of the Company, including warrants to acquire Common Stock of the Company and a line of credit, to Trilon in exchange for a non-voting Class B membership interest in Trilon. The Operating Agreement for Trilon, dated as of June 30, 1995, provides that Trilon may not sell the shares of the Company's Common Stock contributed by Dominion Capital for less than the agreed fair market value of such shares at the time of their contribution without (except in certain limited circumstances) the consent of Dominion Capital. William J. Hopke, Chairman of the Company's Board of Directors, was formerly Senior Vice President and Treasurer of Dominion Capital and is now Chief Operating Officer of Trilon.

    Subsequently, pursuant to a Subscription and Investment Representation Agreement dated December 22, 1995, Trilon purchased from the Company 1,260,807 newly issued shares of the Company's Common Stock, plus warrants to acquire an additional 30,000 shares of Common Stock, for an aggregate purchase price of $700,000 in cash.

    Also effective as of December 22, 1995, Trilon increased the amount of a line of credit to the Company from $700,000 to $1,000,000, with an increase in the interest rate to 5% over the prime rate, and in connection therewith was granted a warrant to acquire 60,000 shares of Common Stock, and a warrant to acquire 30,000 shares of Common Stock, exercisable in the event of a failure to pay the principal amount of the line of credit on or before June 30, 1997, at an exercise price equal to the fair market value of the Common Stock at such time.

    After the transactions described herein, Trilon beneficially owns 3,600,807 shares of Company's Common Stock (4,595,807 assuming exercise of all the warrants). Such shares of Common Stock represent 34.5% of the outstanding shares of Common Stock of the Company (40% assuming exercise of all the Warrants exercisable within 60 days of March 29, 1996).

    The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are elected and shall qualify. It is intended that the proxies solicited the Board of Directors will be voted for election of the five nominees listed below unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the persons named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors.

    All of the nominees for director are, at present, directors of the Company.

    THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT ALL FIVE NOMINEES LISTED BELOW A DIRECTOR OF THE COMPANY.

    WILLIAM J. HOPKE, 40, was elected to the Company's Board in April, 1994 and was made Chairman in July, 1994. Mr. Hopke has been Chief Operating Officer of Trilon since August, 1995. Previously, he had been Senior Vice President and Treasurer of Dominion Capital since June, 1993. Dominion Capital is the financial services subsidiary of Dominion Resources, a New York Stock Exchange listed holding company with interests in an electric utility and other energy-related businesses. Mr. Hopke joined Dominion Resources in 1985 as director of financial services and has held various positions in both Dominion Resources and Dominion Capital since such date. He also serves as a director of Wilshire Technologies, Inc. ("WTI") and as a director of Organogenesis, Inc. Mr. Hopke holds a bachelor's degree in business administration from Christopher Newport College.

    STEVE F. SCOTT, 51, has been President and Director of the Company since June, 1991, and was appointed Chief Executive Officer in July, 1994. He has been with the Company and its predecessors for a total of nearly 13 years, including previous positions as General Manager and Vice President of Sales. Mr. Scott returned to the Company in June, 1991 at the request of the Board of Directors to complete the management and financial turnaround of the business. Mr. Scott was President of Pleuss-Staufer, a Swiss based mining company, from 1989 to 1991. Mr. Scott has a B.S. in Chemical Engineering from the University of Cincinnati and an MBA from California State University of Long Beach.

    N. PRICE PASCHALL, 47, was elected to the Company's Board of Directors in January, 1994. Mr. Paschall has been President of Paschall and Company, an investment banking firm that serves clients in the medical and industrial markets, since February, 1992. Mr. Paschall was a partner of Shea, Paschall, Powell-Hambros Bank, a firm specializing in mergers and acquisitions, from August, 1987 to January, 1992. Mr. Paschall holds a degree in Business Administration from California Polytechnic University in Pomona.

    DR. MICHAEL LEDEEN, 54, was elected to the Company's Board of Directors in June, 1993. Dr. Ledeen, a Resident Scholar at the American Enterprise Institute in Washington, D.C., since 1989 and a Senior Advisor at Bear Stearns, an investment banking firm, since May, 1993, is an expert in foreign policy, intelligence, and international business. The author of a dozen books and hundreds of articles on twentieth-century history, Dr. Ledeen served as Special Advisor to Secretary of State Alexander Haig, and as a consultant to the National Security Council during the Reagan presidency. The founder of the Washington Quarterly, Dr. Ledeen writes regularly for the American Spectator and Commentary. He holds a Ph.D. in European History and Philosophy from the University of Wisconsin, and a B.A. from Pomona College.

    DR. ALLAN H. MELTZER, 68, was elected to the Company's Board of Directors in July, 1994. Dr. Meltzer has been a Professor at the Carnegie Institute of Technology, Graduate School of Industrial Administration, since 1964. He has been a director of Cooper Tire & Rubber since 1984, has held a number of visiting and honorary teaching posts, and has been a member of several policy advisory boards and committees. He received an A.B. in economics from Duke University in 1948, and an M.A. in economics in 1955 and a Ph.D. in economics in 1958 from the University of California, Los Angeles.

    Following  is  information  regarding  J.  Douglas  Graven,  who  has   been
appointed, effective February 1, 1996, as the Company's Chief Financial Officer. Mr. Graven is not a nominee for director.

    J. DOUGLAS GRAVEN, 40, was appointed Chief Financial Officer effective February, 1996. From August, 1994, to February, 1996, he was Corporate Controller for Milhous Group, a privately held holding company for four operating subsidiaries, and from March, 1991 to April, 1994, he was Manager, Corporate Accounting for Nissan Motor Corporation in U.S.A., Inc.

    All directors are entitled to receive $500 and reimbursement for out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. In addition, each director is entitled to receive non-qualified stock options, pursuant to the Company's 1993 Stock Option Plan, to purchase 20,000 shares of the Company's Common Stock at fair market value when elected to the Board, and 10,000 shares of Common Stock at fair market value on each anniversary of the date of his election to the Board.

BOARD OF DIRECTORS MEETINGS

    The Board of Directors of the Company held one meeting during the fiscal year ended November 30, 1995. No Director attended less than 75% of the total number of meetings of the Board of Directors and of all committees of which he was a member. The Board does not have an audit committee or a nominating committee. The Board has a compensation committee comprised of Messrs. Paschall, Ledeen and Meltzer. The committee will evaluate the performance of the Company's officers, and make recommendations to the Board concerning compensation. The committee will also determine option grants pursuant to the Company's 1993 Stock Option Plan. The committee held no meetings in fiscal 1995.

COMPLIANCE WITH SECTION 16(A)

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal 1995, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that each of the directors was late in filing a Form 5 report at the end of fiscal 1995. Such reports have now been filed with respect to all the directors except Mr. Hopke, and included in such reports is disclosure correcting delinquencies from previous fiscal years. The Company has implemented a program to enhance compliance by directors and officers with future Section 16(a) reporting obligations. The implementation of the program was delayed in fiscal 1995 due to the resignation of the Company's Chief Financial Officer and, in January, 1996, the Company's Controller. A new Chief Financial Officer, J. Douglas Graven, was retained in February, 1996, and has assumed responsibility for the Company's Section 16(a) compliance program.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain summary information regarding compensation paid by the Company for services rendered during the fiscal years ended November 30, 1993, 1994 and 1995, respectively, to the Company's Chief Executive Officer during such period. No other executive officer of the Company holding office in fiscal 1995 received total annual salary and bonus exceeding $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM
                                                                                                 COMPENSATION
                                                                                                    AWARDS
                                                                                                 ------------
                                                                     ANNUAL COMPENSATION          SECURITIES
                                                               -------------------------------    UNDERLYING
                                                YEAR ENDING                       OTHER ANNUAL     OPTIONS/
            NAME AND PRINCIPAL POSITION         NOVEMBER 30,    SALARY    BONUS   COMPENSATION     SARS (#)
      ----------------------------------------  ------------   --------  -------  ------------   ------------
      Steve F. Scott,                               1993       $123,775       --   $9,000(2)      180,000(3)
       President and Chief Executive Officer        1994       $123,008       --   $9,000(2)       10,000(3)
       (1)                                          1995       $137,495       --   $9,000(2)       10,000(3)

------------------------
(1) Mr. Scott was appointed Chief Executive Officer on July 6, 1994.

(2) Includes an allowance for automobile expenses. Does not include an allowance for medical insurance, which had aggregated $6,000 over the three year period immediately prior to the end of fiscal 1995.

(3) Options to purchase 160,000 shares at a price of $.30 per share were granted to Mr. Scott under the Company's 1993 Stock Option Plan in connection with the reverse acquisition by the Company of Advanced Materials, Inc. ("AM") on April 21, 1993, and were granted in exchange for the surrender of options held by Mr. Scott to purchase a like number of shares of Common Stock of AM exercisable at a price of $.30 per share which had been granted by AM on December 10, 1992. Options to purchase 20,000 shares at a price of $1.50 per share were granted to Mr. Scott in fiscal 1993, options to purchase 10,000 shares at a price of $2.63 per share were granted to Mr. Scott in fiscal 1994, and options to purchase 10,000 shares at a price of $0.44 were granted to Mr. Scott in fiscal 1995, in each case under the Company's 1993 Stock Option Plan for services as a director.

              OPTION GRANTS IN FISCAL YEAR ENDED NOVEMBER 30, 1995
                               INDIVIDUAL GRANTS

                                                             PERCENT OF
                                                            TOTAL OPTIONS   EXERCISE
                                                NUMBER OF    GRANTED TO     OR BASE
                                                 OPTIONS    EMPLOYEES IN     PRICE     EXPIRATION
                        NAME                     GRANTED        1995        ($/SH.)       DATE
      ----------------------------------------  ---------   -------------   --------   ----------
      Steve F. Scott                            10,000(1)        25%          $.44      5/30/2000

------------------------
(1) The options were automatically granted in June, 1995, for services as a director pursuant to the Company's 1993 Stock Option Plan. The exercise price of such options was based upon the average of the bid and asked prices as reported by NASDAQ for the date of grant.

    No executive officer named in the Summary Compensation Table above exercised stock options during the fiscal year ended November 30, 1995. The following table sets forth for each person the fiscal year-end value of unexercised options:

                         AGGREGATED OPTION EXERCISES IN
             FISCAL YEAR ENDED NOVEMBER 30, 1995 AND OPTION VALUES

                                                                                                       VALUE OF UNEXERCISED
                                                                       NUMBER OF UNEXERCISED           IN-THE MONEY OPTIONS
                                             SHARES                     OPTIONS AT 11/30/95              AT 11/30/95 (1)
                                           ACQUIRED ON    VALUE     ----------------------------   ----------------------------
                     NAME                   EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
      -----------------------------------  -----------   --------   -----------   --------------   -----------   --------------
      Steve F. Scott                            0         --          200,000            0           $75,100            0

------------------------
(1) The value of the Company's Common Stock for purposes of the calculation was based upon the average of the bid and asked prices for the Common Stock on November 30, 1995 as reported by NASDAQ, minus the exercise price.

STOCK OPTION PLAN

    In 1993, the Company adopted, and the Company's stockholders at that time approved, the Advanced Materials Group, Inc. 1993 Stock Option Plan ("1993 Plan") initially providing for the grant by the Company of options to purchase 1,250,000 shares of the Company's Common Stock. At March 29, 1996, options to purchase 525,000 shares were outstanding at a weighted average exercise price of $0.842 per share, and 220,000 options had been exercised. The 1993 Plan is further described below under "Reapproval of 1993 Stock Option Plan."

401(K) PLAN

    In October, 1993, the Company adopted a 401(k) retirement plan, under which eligible employees may contribute, on a pre-tax basis, up to 15% of the employee's total annual income from the

Company, including bonuses, but not to exceed the statutory prescribed annual limit. All of these contributions are fully vested. The Company does not currently make additional contributions under the plan.

LIMITATION ON DIRECTOR'S LIABILITIES UNDER NEVADA LAW

    The Company's Bylaws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed actions, suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company; provided, however, that in the case of a suit or proceeding by or in the right of the Company, such persons shall be indemnified only to the extent of expenses actually and reasonably incurred by them in connection with the defense or settlement thereof and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such corporate suit or proceeding was pending shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The Company has also obtained directors' and officers' liability insurance in the amount of $2,000,000.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors and officers of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In December 1992, AM entered into a one year employment agreement, approved by AM's Board of Directors, with Michael W. Crow, former Chairman of the Company, pursuant to which Mr. Crow was entitled to receive annual compensation of $100,000, a monthly car allowance of $1,000 and a bonus based upon mutually acceptable performance criteria in an amount determined by the Board of Directors. AM also agreed to pay the premiums on a term life insurance policy providing for death benefits in the amount of $1,000,000 to a beneficiary designated by Mr. Crow. The agreement was terminated by mutual agreement with Mr. Crow in July, 1994, at which time the Company paid an aggregate of $33,333 to Mr. Crow in settlement of any claims Mr. Crow may have had under the agreement. Mr. Crow resigned as Chairman of the Company in July, 1994.

    The Company entered into a consulting agreement with Dr. Michael Ledeen on June 7, 1993, pursuant to which Dr. Ledeen agreed to consult with the Company on such matters as may be requested by the Company, and the Company agreed to pay consulting fees of $5,000 per year and granted Dr. Ledeen an option to purchase 20,000 shares of Common Stock at a price of $1.50 per share. The term of the consulting agreement was one year (and was extended for one year) unless earlier terminated by the Company for cause (as defined in the consulting agreement) or by mutual agreement. The exercise price of such options was determined by the Company's Board of Directors to be the fair market value of a share of the Company's Common Stock, as to which there was then no public market, based upon the price at which shares of stock of AM had previously been sold in a private offering in March, 1993.

    The Company entered into a consulting agreement with Paschall and Company on June 1, 1993, pursuant to which Paschall and Company agreed to consult with the Company regarding significant business acquisitions and other matters requested by the Company, and the Company agreed to pay Paschall and Company consulting fees of $1,000 per month initially, which was increased to $2,500 per month as a result of the closing of the acquisition of WTI's Medical OEM division, and granted Paschall and Company options to purchase 100,000 shares and 40,000 shares, respectively, of Common Stock at an exercise price of $1.50 per share. The option to purchase 40,000 shares is fully vested while the option to purchase 100,000 shares vested ratably over the term of the consulting agreement. The term of the consulting agreement was 18 months unless earlier terminated by the Company for cause (as defined in the consulting agreement) or by mutual agreement or in the event Price Paschall ceased to control Paschall and Company. The exercise price of such options was determined by the Company's Board of Directors to be the fair market value of a share of the Company's Common Stock, as to which there was then no public market, based upon the price at which shares of stock of AM had previously been sold in a private offering in March, 1993.

    On November 23, 1993, AM purchased from WTI, of which Michael W. Crow was an officer, director and shareholder certain assets of WTI's OEM Medical Products Division that had been used in connection with the private label manufacturing of products for medical accounts. These products included electrosurgical grounding pads, sponges, neck braces, knee pads and other specialty foam products. Many of these products were being manufactured by AM for sale to WTI and ultimate resale to a medical account. The aggregate purchase price was $2,300,000, and AM further assumed liabilities on certain executory contracts in the approximate amount of $21,000. The consideration was paid in the form of a secured note in the principal amount of $1,550,000, payable 45 days after the closing, and the amendment and restatement of AM's secured subordinated promissory note to WTI to increase the principal amount thereof from $1,000,000 to $1,750,000. AM also agreed to purchase related finished goods, tools and drawings for an aggregate purchase price of $555,000. The purchase price was based on a percentage of WTI's projected sales in fiscal year 1994 derived from the assets sold to AM. The transaction was approved by the disinterested members of the Company's Board of Directors, and a fairness opinion with respect to the transaction was received by WTI from an independent firm. AM has paid its $1,550,000 note to WTI in full. AM borrowed $787,618 of the funds used to pay AM's $1,550,000 note to WTI from Mr. Crow. Such loan is further described below.

    On January 10, 1994 the Company entered into a one year employment agreement, approved by the Company's Board of Directors, with George Pache pursuant to which Mr. Pache was entitled to receive annual compensation of $125,000, a $500 monthly car allowance and a bonus based upon mutually agreed upon performance criteria. On January 10, 1994, the Company also granted Mr. Pache an option to purchase 200,000 shares of Common Stock at a price of $3.75 per share, the market value of a share of the Company's Common Stock as quoted on NASDAQ on such date, under its 1993 Stock Option Plan. After the agreement expired Mr. Pache continued to serve pursuant to an informal arrangement at the same compensation until March 3, 1995, at which time he resigned his position with the Company. At the time of his resignation, 38,095 of such options had vested, but such options have since expired.

    In March, 1994, Michael W. Crow sold 1,500,000 of his shares of the Company's Common Stock to Dominion Capital. On March 25, 1994, Michael W. Crow used $787,618 of the proceeds from the sale of his stock to Dominion Capital to make a loan to the Company. The proceeds of the loan were used to repay AM's $1,550,000 note to WTI. The loan was evidenced by the Company's unsecured promissory note which provided for payment of interest only on a quarterly basis at a rate of 1% in excess of a bank's prime rate until March 25, 1997 when the note was due and payable, provided that the Company was required to make principal payments prior to the due date at a rate of 50% of all new equity financing in excess of the first $1,000,000 received by the Company after the date of the note. As of August 31, 1994, the note was cancelled and reissued in equal amounts to each of Sandra Crow (Mr. Crow's former spouse) and The Peninsula Group Trust, a grantor trust of which Mr. Crow is a beneficiary.

    In the opinion of management, all transactions between the Company and its officers, directors, principal shareholders or other affiliates have been on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                      REAPPROVAL OF 1993 STOCK OPTION PLAN
                                  (PROPOSAL 2)

STOCK OPTION PLAN

    In 1993, the Company's Board of Directors adopted, subject to shareholder approval, the Advanced Materials Group, Inc. 1993 Plan initially providing for the grant by the Company of options to purchase 1,250,000 shares of the Company's Common Stock. At March 29, 1996, options to purchase 525,000 shares were outstanding at a weighted average exercise price of $0.842 per share, and 220,000 options had been exercised. At March 27, 1996, the closing bid and ask prices of the Company's Common Stock, as reported by NASDAQ, were $9/16 and $9/32, respectively. The 1993 Stock Option Plan was approved by the written consent of the Company's shareholders on April 21, 1993. The Company is resubmitting the 1993 Plan for reapproval at this time in light of changes in the Company's ownership since the date of original shareholder approval.

    The Board intends to cause the shares of Common Stock to be issued under the 1993 Plan in the future to be registered on a Form S-8 Registration Statement to be filed with the SEC (and, if deemed appropriate under the circumstances, a separate prospectus for the resale of such shares of Common Stock by affiliates of the Company also will be filed) at the Company's expense. Prior grants and exercises of options under the 1993 Plan have been effected pursuant to exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated by the SEC.

    All officers (including officers who are members of the Board of Directors), other key employees, non-employee directors and non-employee consultants
(including non-employee consultants who are members of the Board of Directors) of the Company or its subsidiaries are eligible to receive options. As of March 29, 1996, approximately officers, key employees, non-employee directors and non-employee consultants of the Company were eligible to participate in the 1993 Plan.

    The text of the 1993 Plan is set forth in its entirety as Exhibit A to this Proxy Statement. The following summary of the 1993 Plan is subject to, and qualified in its entirety by reference to, Exhibit A.

    The 1993 Plan provides for the grant by the Company of options to purchase shares of the Company's Common Stock to its officers, directors, employees and consultants. The 1993 Plan provides that it is to be administered by a committee appointed by the Board of Directors (the "Committee") who are "disinterested" as such term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Committee has discretion, subject to the terms of the 1993 Plan, to select the persons entitled to receive options under the 1993 Plan, the terms and conditions on which options are granted, the exercise price, the time period for vesting such shares and the number of shares subject thereto. In addition, each director receives non-qualified stock options to purchase 20,000 of the Company's Common Stock at fair market value on the date of grant when elected to the Board, and non-qualified stock options to purchase 10,000 shares of fair market value on the date of grant on each anniversary of his election.

    Options granted under the 1993 Plan may be either "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, or "non-qualified stock options" as determined by the Committee at the time of grant. No incentive stock option may be granted to any person who owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock or of its parent ("10% Stockholders") unless the exercise price is at least equal to 110% of fair market value on the date of grant. Options may be granted under the 1993 Plan for terms of up to 10 years, except for incentive stock options granted to 10% Stockholders which are limited to 5-year terms. The exercise price in the case of incentive stock options granted under the 1993 Plan must be at least equal to the fair market value of the Common Stock as of the date of grant. No incentive stock options may be granted to an optionee under the 1993 Plan if the aggregate fair market value (determined on the date of grant) of the stock with respect to which incentive stock options are exercisable by such optionee in any calendar year under all such plans of the Company and its affiliates exceeds $100,000.

    Common Stock purchased upon the exercise of options shall be paid for by the optionee in cash, or at the discretion of the Committee, by the transfer to the Company by the optionee of shares of Common Stock which are already owned by the optionee having a fair market value at the time of exercise equal to the option price.

    Options become exercisable at such times and in such installments as the Committee shall provide in the terms of the individual option agreements.

    Options are not transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Options are exercisable during the optionee's lifetime only by such optionee or, in the event of such optionee's disability, by such optionee's guardian, conservator or other legal representative.

    The Committee must make adjustments in the option price and in the number or kind of shares of Common Stock or other securities covered by outstanding options in the event the outstanding Common Stock is increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock.

    The Board may, from time to time, make such changes in or additions to the 1993 Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the 1993 Plan at any time, without notice, and in its sole discretion. No such change, however, shall (i) materially impair any option previously granted under the 1993 Plan without the express written consent of the optionee; or (ii) materially increase the number of shares subject to the 1993 Plan, materially increase the benefits accruing to optionees under the 1993 Plan, materially modify the requirements as to eligibility to participate in the 1993 Plan or alter the method of determining the option exercise price, without stockholder approval.

FEDERAL INCOME TAX CONSEQUENCES

    NQOs and Director NQOs

    Holders of NQOs and Director NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO or Director NQO to the extent that the fair market value of the shares of Common Stock on the date of exercise of the NQO or Director NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO or Director NQO.

    In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his option.

    ISOs.

    Holders of ISOs will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either (a) two years from the date of grant of the option or (b) one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of (1) the fair market value of the option stock minus the option price, or (2) the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. The Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

    Upon the exercise of an incentive stock option, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year or two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

STOCK OPTION GRANTS

    The table below indicates grants of options which were made under the 1993 Plan after such plan was adopted by the Board of Directors. All of the grants identified below were nonstatutory options. Future awards under the 1993 Plan are not yet determinable, except for automatic grants to directors as described above.

                                 PLAN BENEFITS

                                                   NUMBER OF
                                                  SECURITIES
                                                  UNDERLYING      EXERCISE    EXPIRATION
      NAME AND POSITION                         OPTIONS GRANTED   PRICE (1)      DATE
      ----------------------------------------  ---------------   ---------   ----------
      Steve F. Scott (2)......................      160,000         $ .30        4/20/98
        President, Chief Executive                   20,000         $1.50        5/31/98
        Officer and Director                         10,000         $2.63        5/31/99
                                                     10,000         $ .44        5/31/00

      William J. Hopke (2)....................       20,000         $2.22        4/21/99
        Chairman                                     10,000         $ .48        4/21/00

      Allan H. Meltzer (2)....................       20,000         $1.63         7/4/99
        Director                                     10,000         $ .52         7/4/00

      N. Price Paschall (2)...................       20,000         $4.00        1/25/99
        Director                                     10,000         $ .59        1/25/00
                                                     10,000         $ .69        1/25/01

      Michael A. Ledeen (2)...................       20,000         $1.50         6/7/98
        Director                                     10,000         $2.16         6/7/99
                                                     10,000         $ .40         6/7/00

------------------------
(1) All such options were granted at fair market value as at the date of grant.

(2) A current director and a nominee for election as a director.

    In addition, options to purchase 260,000 shares have been granted to all current executive officers as a group; options to purchase 140,000 shares have been granted to all current directors who are not executive officers as a group; and options to purchase an aggregate of 125,000 shares have been granted to all employees, including current officers who are not executive officers, as a group. Furthermore, the following persons, in addition to Mr. Scott, have in the past received five percent of the outstanding options: Michael W. Crow, a former Chairman, received options to purchase 200,000 shares at an exercise price of $.30 per share, which options were exercised by Mr. Crow, and options to purchase 20,000 shares at an exercise price of $1.50 per share, which options expired following Mr. Crow's resignation as Chairman in July, 1994; and George
R. Pache, a former Chief Financial Officer, received options to purchase 200,000 shares at an exercise price of $3.75 per share, which options expired following Mr. Pache's resignation in January, 1995.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1993 STOCK OPTION PLAN.

                            INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected the firm of Corbin & Wertz as independent public accountants of the Company for the current fiscal year. Corbin & Wertz served as independent public accountants of the Company during fiscal 1995. The Board of Directors expects that a representative of Corbin & Wertz will be present at the Annual Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                             SHAREHOLDER PROPOSALS

    Any proposals of security holders which are intended to be presented at next year's Annual Meeting must be received by the Company at its principal executive offices on or before December 9, 1996 in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                                                                       EXHIBIT A

                         ADVANCED MATERIALS GROUP, INC.
                             1993 STOCK OPTION PLAN

    1.  PURPOSE OF THE PLAN.

    The purpose of this 1993 Stock Option Plan ("Plan") of Advanced Materials Group, Inc. (formerly known as Far West Ventures, Inc.), a Nevada corporation ("Company") is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified key employees (including officers), directors and consultants. The Plan is intended to advance the interests of the Company by affording to key employees (including officers), directors and consultants, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

    2.  LEGAL COMPLIANCE.

    It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in
Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

    3.  NON-EXCLUSIVITY OF THE PLAN.

    Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

    4.  ADMINISTRATION OF THE PLAN.

       4.1  PLAN COMMITTEE.

        The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two
    (2) nor more than five (5) persons who are not eligible to receive Options under the Plan and who are not, and have not at any time within one year (except as provided in SECTION 4.6), been eligible to receive stock options pursuant to the Plan or the terms of any other plan of the Company or its affiliates. Such persons shall be directors of the Company.

       4.2  GRANTS OF OPTIONS BY THE COMMITTEE.

        In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period.

    The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in SECTION 8. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

       4.3  COMMITTEE PROCEDURES.

        The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

       4.4  FINALITY OF COMMITTEE ACTION.

        The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers, employees and consultants of the Company, including Optionees and their respective successors in interest.

       4.5  NON-LIABILITY OF COMMITTEE MEMBERS.

        No Committee member shall be liable for any action or determination made by him in good faith with respect to the Plan or any Option granted under it.

       4.6  DIRECTOR NQOS.

           (a) As of May 22, 1993, or on the date of their first election or appointment as directors, whichever is later, each director of the Company shall be automatically granted an NQO to purchase 20,000 shares of the Company's Common Stock (as defined in SECTION 6), and thereafter on each anniversary of their first election or appointment as director, each director of the Company shall be automatically granted an NQO to purchase 10,000 shares of the Company's Common Stock (as defined in SECTION 6).

           (b) Except as expressly authorized by this SECTION 4.6, directors of the Company who are members of the Committee are not otherwise eligible to participate in the Plan.

           (c) Upon the grant of an NQO to a director, the director shall receive a written option agreement substantially in the form provided for in SECTION 8. Such director shall not be an "Optionee" as defined in
       SECTION 4.2 of the Plan.

           (d) The exercise price for each NQO granted under this Section shall be one hundred percent (100%) of the Fair Market Value (as defined in SECTION 9) of the Company's Common Stock (as defined in SECTION 6) on the date of grant as determined by the Committee pursuant to SECTION 9 of the Plan. Each NQO granted under this Section shall be for a term of five years and shall be subject to earlier termination as hereinafter provided.

           (e) An NQO granted under this Section may be exercised in whole or consecutive installments, cumulative or otherwise, during its term; provided, however, no NQO granted under this Section shall be exercisable before six (6) months after the date of grant of such NQO. In addition, NQOs granted under this Section are subject to the rights and obligations of Optionees, as provided in SECTION 12 of the Plan; provided, however, that the "stock swap feature" provided for in SECTION 12 of the Plan shall be available with respect to all NQOs granted under this Section.

           (f) NQOs granted under this Section shall be subject to the exercise and non-transferability terms of SECTION 15 of the Plan. In the event of the termination of service on the Board by the holder of any NQO granted under this Section, then the outstanding NQOs of such holder shall expire one year after such termination, or their stated expiration date, whichever occurs first.

           (g) Notwithstanding SECTIONS 4.1 AND 7 of the Plan, the grant of an NQO under this Section shall not disqualify such director as a disinterested person for purposes of serving on the Committee. The Committee shall have no power under SECTIONS 4.2 AND 8 of the Plan to determine the grant or terms of NQOs under this Section, but shall retain its general authority under SECTION 4.4 of the Plan to interpret and administer the Plan; provided, however, that, to the extent practicable, an individual member of the Committee should disqualify himself or herself from participation on any question which is unique to his or her NQOs.

    5.  BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN.

    The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion.

    Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or
(ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in SECTION 9, without stockholder approval.

    6.  SHARES SUBJECT TO THE PLAN.

    For purposes of the Plan, the Committee is authorized to grant Options for up to 1,250,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with
SECTION 14, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

    7.  OPTIONEES.

    Options shall be granted only to full-time elected or appointed officers or other full-time key employees of the Company, to employees of companies that do business with the Company or to consultants to the Company designated by the Committee from time to time as Optionees, including, without limitation, members of the Board who are also full-time officers or key employees at the time of grant. In no event, however, may a member of the Committee be granted an Option under the Plan. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company

("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in SECTION 11.3.

    8.  GRANTS OF OPTIONS.

    The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution.

    9.  OPTION EXERCISE PRICE.

    The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee.

    For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

    10.  CEILING OF ISO GRANTS.

    The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. In the event that an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

    11.  DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

       11.1  OPTION PERIOD.

        The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten
    (10) years from the date on which the Option is granted, or five (5) years in the case of a grant of an ISO to an Optionee who is a ten percent (10%) shareholder at the date on which the Option is granted as described in
    SECTION 9.

       11.2  EXERCISABILITY OF OPTIONS AND ACCELERATION OF EXERCISABILITY.

        Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee; provided, however, no Option shall be exercisable before six (6) months after the date of grant of such Option.

    Notwithstanding the foregoing, the Committee at the time of grant may provide that the vesting of the right to exercise a given Option or portion thereof may be accelerated, during the term of the Option, under one or more of the following circumstances: (i) if the Common Stock of the Company shall be the subject of a tender offer by any person other than the Company which, by its terms, could result in the offerer acquiring more than twenty-five percent (25%) of the then outstanding shares of Common Stock of the Company, or (ii) if the shareholders shall consider, or be asked to consider, merging or consolidating the Company with any other person, or transferring all or substantially all of its assets to any other person, or (iii) if more than twenty-five percent (25%) of the Company's then outstanding voting shares shall be purchased by any person other than the Company, such that granted but unexercisable Options may be exercised at any time following the first public announcement of such event; provided, however, that in no event shall an option be exercised prior to six months after the date of grant or beyond its stated term.

       11.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE", OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT.

        All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company.

    Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 16), he may, at any time before the expiration of three (3) months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve (12) months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him as permitted by SECTION 15, as the case may be, within twelve (12) months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 16, he may, at any time before the expiration of thirty (30) days after such termination or before the expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of termination of his employment). For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "Cause."

    12.  MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

       12.1  WRITTEN NOTICE OF EXERCISE.

        An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

       12.2  CASH PAYMENT FOR OPTIONED SHARES.

        If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

       12.3  STOCK SWAP FEATURE.

        At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event that the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, and subject to the discretion of the Committee to accept payment in cash only, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of SECTION 9.

       12.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE.

        The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 11.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

       12.5  STOCKHOLDER RIGHTS OF OPTIONEE.

        Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by SECTION 11.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in SECTION 14, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

       12.6  HOLDING PERIODS FOR TAX PURPOSES.

        The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

    13.  SUCCESSIVE GRANTS.

    Successive grants of Options may be made to any Optionee under the Plan.

    14.  ADJUSTMENTS.

    If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or ofanother corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

    In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

    In the event of a Reorganization (as hereinafter defined), then,

        a. If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

        b. If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

    The term "Reorganization" as used in this SECTION 14 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

    The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than thirty (30) calendar days' advanced written notice of any date fixed by the Committee pursuant to this SECTION 14 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

    Any adjustment to any outstanding ISO pursuant to this SECTION 14, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this SECTION 14 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

    No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under
Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

    All adjustments and determinations under this SECTION 14 shall be made by the Committee in good faith in its sole discretion.

    15.  NON-TRANSFERABILITY OF OPTIONS.

    An Option shall be exercisable only by the Optionee, or in the event of his disability, by his guardian(s), conservator(s), or other legal representative(s), during the Optionee's lifetime. In the event of the death of the Optionee, an Option shall be exercisable by his legal representative(s), legatee(s), or heir(s), as the case may be, or by such person(s) as he may designate as his beneficiary or beneficiaries in a signed statement included as a part of the option agreement.

    No Option shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

    Any attempt to exercise, transfer or otherwise dispose of an interest in an Option in contravention of the terms and conditions of the Plan, or of the option agreement for the Option, shall immediately void the Option.

    16.  CONTINUED EMPLOYMENT.

    As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan.

    Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

    17.  TAX WITHHOLDING.

    The exercise of any option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any option, the optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in SECTION 9, with reference to the date the amount of tax to be withheld is determined ("Tax Determination Date"). The optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an optionee who is a director or officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), to be effective, must meet all of the following requirements: (i) the election must be made on or prior to Tax Determination Date; (ii) the election must be irrevocable; (iii) the exercise of an option may only be made six months or more subsequent to the grant of that option (except that this limitation will not apply in the event death or disability of the optionee occurs prior to the expiration of the six-month period); and (iv) the election must be made either
(a) six months or more prior to the Tax Determination Date, or (b) within a ten-day "window period" beginning on the third business day following the release of the Company's annual or quarterly summary statement of sales and earnings and ending on the twelfth business day following the date of such release. Where the Tax Determination Date of a director or officer of the Company within the meaning of Section 16 of the 1934 Act is deferred until six months after exercise and that director or officer elects to have the Company withhold shares pursuant to the terms of this SECTION 17, the full amount of option shares shall be issued or transferred to him upon exercise but he will be unconditionally obligated to tender back to the Company on the Tax Determination Date the proper number of shares of Common Stock to satisfy withholding requirements, plus cash for any fractional amount.

    18.  TERM OF PLAN.

       18.1  EFFECTIVE DATE.

        Subject to shareholder approval, the Plan shall become effective on April 1, 1993.

       18.2  TERMINATION DATE.

        Except as to options previously granted and outstanding under the Plan, the Plan shall terminate at midnight on April 30, 2002, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in SECTION 5.

    19.  GOVERNING LAW.

    The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

                         ADVANCED MATERIALS GROUP, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 1996

    The undersigned hereby constitutes and appoints Steve F. Scott and J. Douglas Graven as attorneys and proxies and each of them with full power of substitution, to attend and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Advanced Materials
Group, Inc. (the "Company") to be held at                   at 10:00 a.m., local
time, on May 8, 1996 and at any and all adjournments thereof, with the same force and effect as if the undersigned were personally present, and the undersigned hereby instructs said attorneys and proxies to vote as follows with respect to the matters described in the Proxy Statement:

1. To elect five members of the Company's Board of Directors. The following five persons have been nominated to serve on the Company's Board of Directors:
   William J. Hopke, Steve F. Scott, Allan H. Meltzer, N. Price Paschall and Michael Ledeen.

   / /  FOR all nominees listed above  / /  WITHHOLD AUTHORITY to  vote for  all nominees listed above

--------------------------------------------------------------------------------

    (Instructions: To withhold authority to vote for any one or more individual nominees,
        write the name of each such nominee on the line provided above.)

2. To reapprove the Company's 1993 Stock Option
Plan.               / /  FOR              / /  AGAINST              / /  ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                         (Please sign on reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY WHICH RECOMMENDS A VOTE FOR ITEMS 1 AND 2. AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING, SAID PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

THIS PROXY when properly executed will be voted in the manner directed herein. If no direction is given, the proxy will be voted FOR Items 1 and 2 herein.
                                              DATED: ____________________ , 1996
                                              __________________________________
                                                          (Signature)
                                              __________________________________
                                                          (Signature)

                                              NOTE:  Please sign exactly as your
                                              name or names appear on this card.
                                              Joint  owners  should  each   sign
                                              personally.    When   signing   as
                                              attorney, executor, administrator,
                                              personal  representative,  trustee
                                              or guardian, please give your full
                                              title  as such. (Please sign, date
                                              and  return  this  proxy  in   the
                                              enclosed envelope).